Exhibit 99.4

(Multicurrency — Cross Border)

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International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of June 30, 2004

BEAR STEARNS FINANCIAL PRODUCTS INC. and DEUTSCHE BANK NATIONAL TRUST COMPANY NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE ON BEHALF OF THE SEPARATE INTEREST TRUST FOR THE THORNBURG MORTGAGE SECURITIES TRUST 2004-2 MORTGAGE LOAN PASS-THROUGH CERTIFICATES, SERIES 2004-2 have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: —

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

Copyright © 1992 by International Swap Dealers Association, Inc

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable:—

(i) in the same currency; and

(ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply

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separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

(i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will:—

(1) promptly notify the other party (“Y”) of such requirement;

(2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:—

(A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii) Liability. If: —

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(1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2) X does not so deduct or withhold; and

(3) a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:—

(a) Basic Representations.

(i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this

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Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

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(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:—

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

(i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii) any other documents specified in the Schedule or any Confirmation; and

(iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

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(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default”) with respect to such party:—

(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii) Credit Support Default.

(1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

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(2) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi) Cross Default. If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: —

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or

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admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: —

(1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such

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party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:—

(i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): —

(1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii) Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in

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either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv) Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v) Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

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(b) Right to Terminate Following Termination Event.

(i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv) Right to Terminate. If: —

(1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

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either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

(i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

(i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination

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Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Loss”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i) Events of Default. If the Early Termination Date results from an Event of Default: —

(1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respect of this Agreement.

(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the

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Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event: —

(1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2) Two Affected Parties. If there are two Affected Parties: —

(A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

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(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7. Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: —

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e). Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any

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amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For tbe purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

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(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

(i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any

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Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—

(i) if in writing and delivered in person or by courier, on the date it is delivered;

(ii) if sent by telex, on the date the recipient’s answerback is received;

(iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);

(iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

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(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:—

(i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order

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for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement:—

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Applicable Rate” means:—

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

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“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in

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this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have 15 ISDAÒ 1992 been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required

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(assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

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“Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of: —

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

“Specified Entity” has the meanings specified in the Schedule.

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

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“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case

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together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

BEAR STEARNS FINANCIAL PRODUCTS	DEUTSCHE BANK NATIONAL TRUST
COMPANY NOT INDIVIDUALLY BUT
SOLELY AS TRUSTEE ON BEHALF OF THE
SEPARATE INTEREST TRUST FOR THE
THORNBURG MORTGAGE SECURITIES
TRUSTE 2004-2 MORTGAGE LOAN
PASS-THROUGH CERTIFICATES, SERIES
2004-2
(Name of Party)	(Name of Party)

By:	/s/ F. Scott Herman	By:	/s/ Brent Hoyler

	Name: F. Scott Herman		Name: Brent Hoyler
	Title: DCP Manager		Title: Associate
	Date: June 30, 2004		Date: June 30, 2004

SCHEDULE

to the

Master Agreement

dated as of June 30, 2004

between BEAR STEARNS FINANCIAL PRODUCTS INC., a Delaware corporation (“Party A”), and DEUTSCHE BANK NATIONAL TRUST COMPANY not individually but solely as TRUSTEE on behalf of the SEPARATE INTEREST TRUST for the THORNBURG MORTGAGE SECURITIES TRUST 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2.

Part 1

Termination Provisions

In this Agreement:

(a)	“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v), Not Applicable
Section 5(a)(vi), Not Applicable
Section 5(a)(vii), Not Applicable
Section 5(b)(iv), Not Applicable

in relation to Party B for the purpose of:

Section 5(a)(v), Not Applicable
Section 5(a)(vi), Not Applicable
Section 5(a)(vii), Not Applicable
Section 5(b)(iv), Not Applicable

(b)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)	The “Cross Default” provisions of Section 5(a)(vi) will not apply to Party A and to Party B.

“Specified Indebtedness” will have the meaning set forth in Section 14.

(d)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will apply to Party A and will not apply to Party B. For purposes hereof, “materially weaker” shall mean, with respect to Party A, a decline in the long-term, unsecured unsubordinated rating below

AA- with respect to S&P (as hereinafter defined) or Aa3 with respect to Moody’s (as hereinafter defined).

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A or to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement the Second Method and Market Quotation will apply.

(g)	“Termination Currency” means United States Dollars.

(h)	Additional Termination Events. The following shall be Additional Termination Event.

(i) If Party A fails to maintain a counterparty credit rating of at least AA- as determined by Standard & Poor’s Rating Services (“S&P”) or at least Aa3 as determined by Moody’s Investors Services, Inc. (“Moody’s”), then Party A shall within ten (10) Local Business Days, at its own cost or benefit, and subject to the Rating Agency Condition, either (at its discretion) (x) with Party B’s consent, which consent shall not be unreasonably withheld, assign all of its rights and obligations under this Agreement to a Substitute Counterparty or (y) post full market-to-market collateral to secure its obligations to Party B hereunder. Failure on the part of Party A to enter into an assignment of its rights and obligations under this Agreement or to post collateral to secure its obligations to Party B shall be an Additional Termination Event with respect to which Party A shall be the sole Affected Party. For the purposes hereof, the term “Substitute Counterparty” means a counterparty that has (i) a long-term senior unsecured debt or counterparty rating of at least AA- by S&P and (ii) a long-term senior unsecured debt or counterparty rating of at least Aa3 by Moody’s.

(ii) If any term of the Pooling and Servicing Agreement is amended or modified in any way that would affect the amount, timing or priority of any payment, or payments to Party A under this Agreement or any Transaction hereunder, or such amendment or modification could have a material adverse effect on Party A and such amendment or modification has not been consented to by Party A, it shall be an Additional Termination Event hereunder and Party B shall be the sole Affected Party.

(i)	Additional Definitions.

“Pooling and Servicing Agreement” means the Pooling and Servicing Agreement between and among Greenwich Capital Acceptance Inc., Thornburg Mortgage Home Loans Inc., Wells Fargo Bank, N.A. , Deutsche Bank Trust Company Delaware and Deutsche Bank National Trust Company dated as of June 1, 2004 (the “Pooling and Servicing Agreement”).

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each of the Relevant Rating Agencies then providing a rating of the Relevant Certificates and having received from each Relevant Rating Agency, a written confirmation that the proposed action or inaction would not cause a downgrading or withdrawal of the then-current rating of the Relevant Certificates.

“Relevant Rating Agencies” means, with respect to Party B, Standard and Poor’s and Moody’s to the extent applicable to each class of Relevant Certificates, and with respect to Party A, Standard and Poor’s and Moody’s or such of them as then assigns a financial program, counterparty or similar rating to Party A at Party A’s request, or any other national recognized rating agency then rating Party A at Party A’s request (each, individually, a Relevant Rating Agency).

“Relevant Certificates” means, the Class A-1, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 as defined in the Pooling and Servicing Agreement.

(j)	Amendment to Section 5. The provision of Sections 5(a)(ii), 5(a)(iii), 5(a)(iv) and Section 5(a)(v) of this Agreement will not apply to Party A or Party B.

Part 2

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, ach party represents to the other party:—

(i) It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

Part 3

Documents to be delivered

For the purpose of Section 4(a):

     (1) Tax forms, documents, or certificates to be delivered are W-9:

Party required to	Form/Document/	Date by which to
deliver document	Certificate	be delivered
Party A and Party B	Any document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate	Promptly after the earlier of (i)reasonable demand by either party or (ii) learning that such form or document is required

     (2) Other documents to be delivered are:

Party required to	Form/Document/	Date by which to	Covered by Section
deliver document	Certificate	be delivered	3(d) Representation
Party A and Party B	Any documents required by the receiving party to evidence the authority of the delivering party for it to execute and deliver the Agreement, the Confirmation contemplated thereunder, and to evidence the authority of the delivering party to perform its obligations under such Agreement and Confirmation	As of the execution of this Agreement and promptly at the request of the other party upon execution of a Confirmation	Yes

Party A and Party B	A certificate of an authorized officer of the party and as to the incumbency and authority of the officers of the party and for it signing this Agreement or any Confirmations	As of the execution of this Agreement and promptly at the request of the other party upon execution of a Confirmation	Yes

Party A	Legal opinion(s) with respect to such party reasonably satisfactory in form and substance to the other party	As of the execution of this Agreement	No

Party A	A copy of the most recent annual report of such	Promptly after request by the other party	Yes

Party required to	Form/Document/	Date by which to	Covered by Section
deliver document	Certificate	be delivered	3(d) Representation
party containing in all cases audited consolidated financial statements for each fiscal year certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized

Party A	A copy of the unaudited consolidated financial statements of such party in each case for each fiscal period prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized	Promptly after request by the other party	Yes

Party B	A copy of all distribution date statements that the Certificateholders are entitled to receive.	On each distribution date.	Yes

Party B	A final copy of the executed Pooling and Servicing Agreement	Upon execution of this Agreement	Yes

Part 4

Miscellaneous

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

Address:	Bear Stearns Financial Products Inc.
383 Madison Avenue, Suite 2700
New York, New York 10179
Attention: The Derivative Product Company Manager
Facsimile No.: (212) 272-5823
Telephone No.: (212) 272-4009

With a copy to:
One Metrotech Center, North
Brooklyn, New York 11201
Attention: Derivative Operations, 7th Floor
Facsimile No.: (212) 272-1634
(For all purposes)

Address for notices or communications to Party B:

Address:	Deutsche Bank National Trust Company
1761 East St. Andrew Street
Santa Ana, California 92705
Attention: Trust Administration – TM0402
Facsimile No.: (714) 247-6329
Telephone No.: (714) 247-6000

With a copy to:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Kristen Cronin
Facsimile No.: (410) 715-2380
Telephone No.: (410) 884-2132

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c):

Party A appoints as its Process Agent: Not Applicable

Party B appoints as its Process Agent: Not Applicable

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is Party A, unless (i) an Event of Default has occurred and is continuing with respect to Party A, in which case the Calculation Agent will be the Securities Administrator as agent for Party B or (ii) otherwise specified in a confirmation in relation to the relevant Transactions.

(f)	Credit Support Document. Details of any Credit Support Document.

Party A:	Not Applicable.

Party B:	Not Applicable

(g)	Credit Support Provider.

Party A:	Not Applicable

Party B:	Not Applicable

(h)	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will not apply.

(j)	“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided that Party A shall not have any Affiliates for purposes of this Agreement.

Part 5

Other Provisions

(a)	No Setoff. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set-off , net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

(b)	Section 3 of the Agreement is hereby amended by adding at the end thereof the following subsections (g) and (h):

(g) Relationship Between Parties.

Each party represents to the other party on the date on which it enters into a Transaction that:—

(1) Non Reliance. It is not relying on any communications (whether written or oral) of the other party as a recommendation or investment advice regarding that Transaction, other than the representations expressly made by that other party in this Agreement or in the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) that Transaction and has made its own decision to enter into that Transaction; and

(ii) It understands the terms, conditions and risks of that Transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks.

(3) Eligible Contract Participant. It constitutes an “eligible contract participant” as such term is defined in Section 1a(12) of the Commodity Exchange Act, as amended.” (4) Purpose. It is entering into this Agreement and such other documentation for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(5) Principal. It is entering into this Agreement and such other documentation as principal, and not as agent or in any other capacity, fiduciary or otherwise except as to Party B who is acting as the Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2 as directed under the Pooling and Servicing Agreement.

(h) The representations and agreements in Part 5 above of this Schedule shall be deemed representations and agreements for all purposes of this Agreement, including without limitation Sections 3, 4, 5(a)(ii) and 5(a)(iv) hereof.

(c)	Inconsistency. In the event of any inconsistency between the provisions contained in this Agreement and those contained in any of the definitions published by ISDA (the “ISDA Definitions”), the provisions contained in this Agreement will prevail. In the event of any inconsistency between the provisions contained in a Confirmation and those contained in ISDA Definitions or the Agreement, the provisions contained in such Confirmation shall prevail unless otherwise specified in a Confirmation or other writing signed by the parties.

(d)	Procedures for Entering into Transactions. With respect to each Transaction entered into pursuant to this Agreement, Party A will, as soon as practicable after the Trade Date thereof, send to Party B a Confirmation in such form as mutually agreed upon by the parties. Party B will no later than three (3) Local Business Days thereafter confirm the accuracy of, or request the correction of, such Confirmation (in the latter case, indicating how it believes the terms of such Confirmation should be correctly stated and such other terms which should be added to, or deleted from, such Confirmation to make it correct). Party B is required to sign and return the Confirmation promptly.

(e)	Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(f)	Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(g)	Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement.

(h)	Transfer. Section 7 of the Agreement is hereby modified by inserting the following after the word “party” but before the comma in the third line thereof: “provided”, that, subject to the Rating Agency Condition (i) Party B may transfer, in whole and not in part, its interest and obligations under this Agreement, to any successor Trustee that has been selected in accordance with the terms of the Pooling and Servicing Agreement in effect on the Closing Date or (ii) subject to Party A’s consent (not to be unreasonably withheld) Party B may transfer its interest and obligations in not fewer than all Transactions under this Agreement to Thornburg Mortgage Inc. and/or any affiliate thereof, provided that such entity has executed an ISDA Master Agreement with Party A incorporating a Credit Support Annex wherein a Threshold Amount of zero is applicable to such transferee entity and the terms of which ISDA Master Agreement shall govern the terms of the transferred Transaction or Transactions”.

(i)	Amendment; Consent. Section 9(b) of the printed form Master Agreement is amended by adding the following at the end of such Section:

“No amendment, modification or waiver in respect of this Master Agreement will be effective unless the Rating Agency Condition is satisfied.”

(j)	Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this agreement is executed by the Trustee (i) it is executed and delivered by Deutsche Bank National Trust Company in the exercise of the powers and authority conferred and vested in it under and in accordance with the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on behalf on the Separate Interest Trust is made and intended not as personal representations of the Trustee but is made and intended for the purpose of binding only the Separate Interest

Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2, and (iii) under no circumstances will Deutsche Bank National Trust Company in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach of failure of any obligation, representation, warranty or covenant made or undertaken under this agreement.

(k)	No Bankruptcy Petition. Party A agrees that it will not, prior to the date that is one year and one day following the termination of the Pooling and Servicing Agreement, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar law or proceeding or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law; and provided, further, that this provision shall not constitute a waiver by Party A of its right to the proceeds of any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings instituted by third parties against Party B under applicable law.

     IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ F. Scott Herman

Name: F. Scott Herman
Title: DCP Manager

DEUTSCHE BANK NATIONAL TRUST COMPANY, not individually but solely as TRUSTEE on behalf of the SEPARATE INTEREST TRUST for the THORNBURG MORTGAGE SECURITIES TRUST 2004-2 Mortgage Pass-Through Certificates, Series 2004-2

By: /s/ Brent Hoyler

Name: Brent Hoyler
Title: Associate

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
SUITE 2700
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	July 6, 2004

TO:	Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2
ATTENTION:	Trust Administration-TM0402
TELEPHONE:	714-247-6000
FACSIMILE:	714-247-6485

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Mortgage Derivatives Amended Confirmation and Agreement
REFERENCE NUMBER:	FXTMST42C1

This Confirmation is amended and supersedes all previous Confirmations regarding this Transaction.

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Bear Stearns Financial Products Inc. (“BSFP”) and Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2 (“Counterparty”). This letter agreement constitutes the sole and complete “Confirmation,” as referred to in the Master Agreement specified below, with respect to this Transaction. Terms capitalized but not defined herein shall have the meaning attributed to them in the Pooling and Servicing Agreement dated as of June 1, 2004 among Thornburg Mortgage Home Loans, Inc. as Seller, Greenwich Capital Acceptance Inc. as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Deutsche Bank Trust Company Delaware, as Delaware Trustee and Deutsche Bank National Trust Company, as Trustee and Custodian ( the “Pooling and Servicing Agreement”).

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of June 30, 2004 between BSFP and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the “Master Agreement”). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this

Reference Number: FXTMST42C1- Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2
July 6, 2004

Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap Corridor

Notional Amount:	For each Calculation Period the Notional Amount shall equal the lesser of:

(i) the Notional Amount for the applicable Calculation Period, as detailed in the Schedule of Notional Amounts attached hereto, and

(ii) the aggregate Stated Principal Balance of the Reference Loans (as defined below) as determined by the Calculation Agent based on the remittance report for the prior Calculation Period, made available on www.corporatetrust.db.com/invr for each Calculation Period of this Transaction.

Reference Loans:	Three-year Hybrid Mortgage Loans

Trade Date:	June 23, 2004

Effective Date:	June 30, 2004

Termination Date:	April 25, 2007

Fixed Amount (Premium):

Fixed Amount Payer:	Counterparty

Fixed Amount Payer Payment Date:	June 30, 2004

Fixed Amount:	USD 4,893,638.55

Floating Amounts:

Reference Number: FXTMST42C1- Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2
July 6, 2004

Floating Rate Payer:	BSFP

Cap Rate:	The Cap Rate as set forth in the Schedule of Notional Amounts, attached hereto.

Floating Rate Payer

Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2004 and ending on the Termination Date, with No Adjustment.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. One Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for any Calculation Period is greater than 11.50% then the Floating Rate Option for such Calculation Period shall be deemed to be 11.50%

Designated Maturity:	One month

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Business Days:	New York and Los Angeles

Business Day Convention:	Following

Calculation Agent:	BSFP subject to Part 4(e) of the Schedule to the Master Agreement

3. Account Details and Settlement Information:	Payments to Bear Stearns:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to

Reference Number: FXTMST42C1- Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2
July 6, 2004

Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:
Deutsche Bank Trust Company Americas
ABA: 021001033
A/C# 01419663
Account NYLTD Funds Control/ Stars West
Ref: TM0402-Separate Interest Trust

Additional Provisions:

Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this agreement is executed by the Trustee (i) it is executed and delivered by Deutsche Bank National Trust Company in the exercise of the powers and authority conferred and vested in it under and in accordance with the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on behalf on the Separate Interest Trust is made and intended not as personal representations of the Trustee but is made and intended for the purpose of binding only the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2, and (iii) under no circumstances will Deutsche Bank National Trust Company in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach of failure of any obligation, representation, warranty or covenant made or undertaken under this agreement.

Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of this Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of this Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of this Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of this Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of this Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

Payment on Early Termination.For the purpose of determining a settlement amount in the event of an Early Termination of this Transaction pursuant to Section 6 of the Agreement, the Market Quotation will be calculated by the relevant party (or, if the relevant party is Counterparty, by the

Reference Number: FXTMST42C1- Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2
July 6, 2004

Securities Administrator) (notwithstanding anything to the contrary in the Agreement) as if this Transaction were a fixed amortization cap. If on such Early Termination Date the Stated Principal Balance (“the Balance”) of the Reference Loans is greater than or equal to the applicable balance in the Schedule of Notional Amounts (“the Schedule”) attached hereto, then the calculation should be based upon the amounts in the Schedule. If the Balance is less than the applicable amount from the Schedule for the Early Termination Date, then for the purpose of the Early Termination calculation the applicable amount from the Schedule will be reduced to equal the Balance, and the percentage reduction in the Schedule amount will be applied to all subsequent balances on the Schedule.

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Agreement and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Agreement to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Robert DeCeglie by telephone at 212-272-5531. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223. Originals will be provided for your execution upon your request.

Reference Number: FXTMST42C1- Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2
July 6, 2004

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ F. Scott Herman

Name: F. Scott Herman
Title: DCP Manager

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF THE SEPARATE INTEREST TRUST FOR THE THORNBURG MORTGAGE SECURITIES TRUST 2004-2 MORTGAGE LOAN PASS-THROUGH CERTIFICATES, SERIES 2004-2

By: /s/ Brent Hoyler

Name: Brent Hoyler
Title: Associate

hl

Reference Number: FXTMST42C1- Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2
July 6, 2004

SCHEDULE OF NOTIONAL AMOUNTS

		Applicable
		Notional
		Amount
From and including	To but excluding	(USD)	Cap Rate %
Effective Date	7/25/2004	250,955,823.35	3.81302
7/25/2004	8/25/2004	247,543,695.91	2.92983
8/25/2004	9/25/2004	244,177,830.09	2.92981
9/25/2004	10/25/2004	240,857,599.97	3.05244
10/25/2004	11/25/2004	237,582,388.09	2.92976
11/25/2004	12/25/2004	234,351,585.32	3.05240
12/25/2004	1/25/2005	231,164,590.77	2.92971
1/25/2005	2/25/2005	228,020,811.66	2.92969
2/25/2005	3/25/2005	224,919,663.22	3.32392
3/25/2005	4/25/2005	221,860,568.59	2.92964
4/25/2005	5/25/2005	218,842,958.69	3.05227
5/25/2005	6/25/2005	215,866,272.15	2.92960
6/25/2005	7/25/2005	212,929,955.16	3.05222
7/25/2005	8/25/2005	210,033,461.40	2.92955
8/25/2005	9/25/2005	207,176,251.94	2.92952
9/25/2005	10/25/2005	204,357,795.13	3.05215
10/25/2005	11/25/2005	201,577,566.49	2.92947
11/25/2005	12/25/2005	198,835,048.65	3.05210
12/25/2005	1/25/2006	196,129,731.22	2.92943
1/25/2006	2/25/2006	193,461,110.70	2.92940
2/25/2006	3/25/2006	190,828,690.40	3.32360
3/25/2006	4/25/2006	188,231,980.34	2.92935
4/25/2006	5/25/2006	185,670,497.17	3.05197
5/25/2006	6/25/2006	183,143,764.05	2.92930
6/25/2006	7/25/2006	180,651,310.61	3.05192
7/25/2006	8/25/2006	178,192,672.82	2.92925
8/25/2006	9/25/2006	175,767,392.94	2.92922
9/25/2006	10/25/2006	173,375,019.38	3.05184
10/25/2006	11/25/2006	171,015,106.69	2.92917
11/25/2006	12/25/2006	168,687,215.42	3.05179
12/25/2006	1/25/2007	166,390,912.07	2.92912
1/25/2007	2/25/2007	164,125,768.99	2.92910

Reference Number: FXTMST42C1- Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2
July 6, 2004

		Applicable
		Notional
		Amount
From and including	To but excluding	(USD)	Cap Rate %
2/25/2007	3/25/2007	161,891,364.31	3.32927
3/25/2007	Termination Date	159,687,101.38	2.81275

BEAR STEARNS FINANCIAL PRODUCTS INC. 383 MADISON AVENUE SUITE 2700 NEW YORK, NEW YORK 10179 212-272-4009

DATE:	July 6, 2004

TO:	Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2
ATTENTION:	Trust Administration-TM0402
TELEPHONE:	714-247-6000
FACSIMILE:	714-247-6485

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Mortgage Derivatives Amended Confirmation and Agreement

REFERENCE NUMBER:	FXTMST42A2

This Confirmation is amended and supersedes all previous Confirmations regarding this Transaction.

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Bear Stearns Financial Products Inc. (“BSFP”) and Deutsche Bank National Trust Company, not individually, but solely as trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 (“Counterparty”). This letter agreement constitutes the sole and complete “Confirmation,” as referred to in the Master Agreement specified below, with respect to this Transaction. Terms capitalized but not defined herein shall have the meaning attributed to them in the Pooling and Servicing Agreement dated as of June 1, 2004 among Thornburg Mortgage Home Loans, Inc. as Seller, Greenwich Capital Acceptance Inc. as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Deutsche Bank Trust Company Delaware, as Delaware Trustee and Deutsche Bank National Trust Company, as Trustee and Custodian (the “Pooling and Servicing Agreement”).

1.	This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of June 30, 2004 between BSFP and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the “Master Agreement”). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the

Reference Number: FXTMST42A2-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

	Notional Amount:	For each Calculation Period the Notional Amount shall equal the lesser of:

(i) the Notional Amount for the applicable Calculation Period, as detailed in the Schedule of Notional Amounts attached hereto, and

(ii) the aggregate Stated Principal Balance of the Reference Loans (as defined below) as determined by the Calculation Agent based on the remittance report for the prior Calculation Period, made available on www.corporatetrust.db.com/invr for each Calculation Period of this Transaction.

	Reference Loans:	Five-year Hybrid Mortgage Loans

	Trade Date:	June 23, 2004

	Effective Date:	June 30, 2004

	Termination Date:	May 25, 2008

Fixed Amounts:

	Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2004 and ending on the Termination Date subject to adjustment in accordance with the Business Day Convention.

Reference Number: FXTMST42A2-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2004 and ending on the Termination Date, with No Adjustment.

Fixed Rate:	3.93%

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	BSFP

Floating Rate Payer Period End Dates:	Same as Fixed Rate Payer Period End Dates

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. Subject to the Payment Netting Provision, each Floating Rate Payer Payment Date shall be one Business Day preceding the related Floating Rate Payer Period End Date.

Payment Netting Provision:	For purposes of Section 2(c) of the Agreement, any amount payable by the Fixed Rate Payer on any Fixed Rate Payer Payment Date (each, a “Relevant Fixed Rate Payer Payment Date”) shall be netted against any amount payable by the Floating Rate Payer on the Floating Rate Payer Payment Date that relates to the Floating Rate Payer Calculation Period that has the same Period End Dates as the Period End Dates for the Fixed Rate Payer Calculation Period to which the Relevant Fixed Rate Payer Payment Date relates even though the Relevant Fixed Rate Payer Payment Date and its related Floating Rate Payer Payment Date may be different dates, and the party with the larger payable amount shall, on such party’s Payment Date, make a payment to the other party in an amount equal to the net difference between the two payable amounts

Reference Number: FXTMST42A2-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

	Floating Rate for initial Calculation Period:	1.34%

	Floating Rate Option:	USD-LIBOR-BBA

	Designated Maturity:	One month

	Spread:	None

	Floating Rate Day Count Fraction:	Actual/360

	Reset Dates:	The first day of each Calculation Period

	Compounding:	Inapplicable

	Business Days:	New York and Los Angeles

	Business Day Convention:	Following

	Calculation Agent:	BSFP, subject to Part 4(e) of the Schedule to the Master Agreement.

3.	Account Details and Settlement Information:	Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:
Deutsche Bank Trust Company Americas
ABA:021001033
A/C# 01419663
Account NYLTD Funds Control/ Stars West
Ref: TM0402-Separate Interest Trust

Reference Number: FXTMST42A2-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

Additional Provisions:

Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this agreement is executed by the Trustee (i) it is executed and delivered by Deutsche Bank National Trust Company in the exercise of the powers and authority conferred and vested in it under and in accordance with the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on behalf on the Separate Interest Trust is made and intended not as personal representations of the Trustee but is made and intended for the purpose of binding only the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2, and (iii) under no circumstances will Deutsche Bank National Trust Company in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach of failure of any

Payment on Early Termination. For the purpose of determining a settlement amount in the event of an Early Termination of this Transaction pursuant to Section 6 of the Agreement, the Market Quotation will be calculated by the relevant party (or, if the relevant party is Counterparty, by the Securities Administrator) (notwithstanding anything to the contrary in the Agreement) as if this Transaction were a fixed amortization swap. If on such Early Termination Date the Stated Principal Balance (“the Balance”) of the Reference Loans is greater than or equal to the applicable balance in the Schedule of Notional Amounts (“the Schedule”) attached hereto, then the calculation should be based upon the amounts in the Schedule. If the Balance is less than the applicable amount from the Schedule for the Early Termination Date, then for the purpose of the Early Termination calculation the applicable amount from the Schedule will be reduced to equal the Balance, and the percentage reduction in the Schedule amount will be applied to all subsequent balances on the Schedule.

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that BSFP has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Agreement and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to

Reference Number: FXTMST42A2-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

BSFP a facsimile of the fully-executed Agreement to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Robert DeCeglie by telephone at 212-272-5531. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ F. Scott Herman

Name: F. Scott Herman
Title: DCP Manager

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF THE SEPARATE INTEREST TRUST FOR THE THORNBURG MORTGAGE SECURITIES TRUST 2004-2 MORTGAGE LOAN PASS-THROUGH CERTIFICATES, SERIES 2004-2

By: /s/ Brent Hoyler

Name: Brent Hoyler
Title: Associate

hl

Reference Number: FXTMST42A2-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

SCHEDULE OF NOTIONAL AMOUNTS

		Applicable Notional Amount
From and including	To but excluding	(USD)
Effective Date	7/25/2004	287,577,704.09
7/25/2004	8/25/2004	283,674,245.37
8/25/2004	9/25/2004	279,823,632.46
9/25/2004	10/25/2004	276,025,151.22
10/25/2004	11/25/2004	272,278,097.18
11/25/2004	12/25/2004	268,581,775.37
12/25/2004	1/25/2005	264,935,500.18
1/25/2005	2/25/2005	261,338,595.28
2/25/2005	3/25/2005	257,790,393.45
3/25/2005	4/25/2005	254,290,236.48
4/25/2005	5/25/2005	250,837,475.04
5/25/2005	6/25/2005	247,431,468.59
6/25/2005	7/25/2005	244,071,585.18
7/25/2005	8/25/2005	240,757,201.45
8/25/2005	9/25/2005	237,487,702.42
9/25/2005	10/25/2005	234,262,481.41
10/25/2005	11/25/2005	231,080,939.95
11/25/2005	12/25/2005	227,942,487.62
12/25/2005	1/25/2006	224,846,541.99
1/25/2006	2/25/2006	221,792,528.49
2/25/2006	3/25/2006	218,779,880.30
3/25/2006	4/25/2006	215,808,038.24
4/25/2006	5/25/2006	212,876,450.71
5/25/2006	6/25/2006	209,984,573.54
6/25/2006	7/25/2006	207,131,869.88
7/25/2006	8/25/2006	204,317,810.17
8/25/2006	9/25/2006	201,541,871.97
9/25/2006	10/25/2006	198,803,539.90
10/25/2006	11/25/2006	196,102,305.55
11/25/2006	12/25/2006	193,437,667.36
12/25/2006	1/25/2007	190,809,130.54
1/25/2007	2/25/2007	188,216,206.98
2/25/2007	3/25/2007	185,658,415.18
3/25/2007	4/25/2007	183,135,280.11
4/25/2007	5/25/2007	180,646,333.17

Reference Number: FXTMST42A2-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

		Applicable Notional Amount
From and including	To but excluding	(USD)
5/25/2007	6/25/2007	178,191,112.09
6/25/2007	7/25/2007	175,769,160.84
7/25/2007	8/25/2007	173,380,029.54
8/25/2007	9/25/2007	171,023,274.38
9/25/2007	10/25/2007	168,698,457.56
10/25/2007	11/25/2007	166,405,147.17
11/25/2007	12/25/2007	164,142,917.16
12/25/2007	1/25/2008	161,911,347.20
1/25/2008	2/25/2008	159,710,022.66
2/25/2008	3/25/2008	157,538,534.49
3/25/2008	4/25/2008	155,396,479.19
4/25/2008	Termination Date	153,283,458.69

BEAR STEARNS FINANCIAL PRODUCTS INC. 383 MADISON AVENUE SUITE 2700 NEW YORK, NEW YORK 10179 212-272-4009

DATE:	July 6, 2004

TO:	Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2
ATTENTION:	Trust Administration-TM0402
TELEPHONE:	714-247-6000
FACSIMILE:	714-247-6485

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Mortgage Derivatives Amended Confirmation and Agreement

REFERENCE NUMBER:	FXTMST42A3

This Confirmation is amended and supersedes all previous Confirmations regarding this Transaction.

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Bear Stearns Financial Products Inc. (“BSFP”) and Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2 (“Counterparty”). This letter agreement constitutes the sole and complete “Confirmation,” as referred to in the Master Agreement specified below, with respect to this Transaction. Terms capitalized but not defined herein shall have the meaning attributed to them in the Pooling and Servicing Agreement dated as of June 1, 2004 among Thornburg Mortgage Home Loans, Inc. as Seller, Greenwich Capital Acceptance Inc. as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Deutsche Bank Trust Company Delaware, as Delaware Trustee and Deutsche Bank National Trust Company, as Trustee and Custodian (the “Pooling and Servicing Agreement”).

1.	This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of June 30, 2004 between BSFP and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the “Master Agreement”). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the

Reference Number: FXTMST42A3-Amended
Deutsche National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

	Notional Amount:	For each Calculation Period the Notional Amount shall equal the lesser of:

(i) the Notional Amount for the applicable Calculation Period, as detailed in the Schedule of Notional Amounts attached hereto, and

(ii) the aggregate Stated Principal Balance of the Reference Loans (as defined below) as determined by the Calculation Agent based on the remittance report for the prior Calculation Period, made available on www.corporatetrust.db.com/invr for each Calculation Period of this Transaction.

	Reference Loans:	Seven-year Hybrid Mortgage Loans

	Trade Date:	June 23, 2004

	Effective Date:	June 30, 2004

	Termination Date:	May 25, 2008

Fixed Amounts:

	Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2004 and ending on the Termination Date subject to adjustment in accordance with the Business Day Convention.

Fixed Rate Payer

Reference Number: FXTMST42A3-Amended
Deutsche National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2004 and ending on the Termination Date, with No Adjustment.

Fixed Rate:	3.93%

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	BSFP

Floating Rate Payer Period End Dates:	Same as Fixed Rate Payer Period End Dates

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. Subject to the Payment Netting Provision, each Floating Rate Payer Payment Date shall be one Business Day preceding the related Floating Rate Payer Period End Date.

Payment Netting Provision:	For purposes of Section 2(c) of the Agreement, any amount payable by the Fixed Rate Payer on any Fixed Rate Payer Payment Date (each, a “Relevant Fixed Rate Payer Payment Date”) shall be netted against any amount payable by the Floating Rate Payer on the Floating Rate Payer Payment Date that relates to the Floating Rate Payer Calculation Period that has the same Period End Dates as the Period End Dates for the Fixed Rate Payer Calculation Period to which the Relevant Fixed Rate Payer Payment Date relates even though the Relevant Fixed Rate Payer Payment Date and its related Floating Rate Payer Payment Date may be different dates, and the party with the larger payable amount shall, on such party’s Payment Date, make a payment to the other party in an amount equal to the net difference between the two payable amounts.

Floating Rate for initial

Reference Number: FXTMST42A3-Amended
Deutsche National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

	Calculation Period:	1.34%

	Floating Rate Option:	USD-LIBOR-BBA

	Designated Maturity:	One month

	Spread:	None

	Floating Rate Day Count Fraction:	Actual/360

	Reset Dates:	The first day of each Calculation Period

	Compounding:	Inapplicable

	Business Days:	New York and Los Angeles

	Business Day Convention:	Following

	Calculation Agent:	BSFP, subject to Part 4(e) of the Schedule to the Master Agreement.

3.	Account Details and Settlement Information:	Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:
Deutsche Bank Trust Company Americas
ABA:021001033
A/C# 01419663
Account NYLTD Funds Control/ Stars West
Ref: TM0402-Separate Interest Trust

Reference Number: FXTMST42A3-Amended
Deutsche National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

Additional Provisions:

Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this agreement is executed by the Trustee (i) it is executed and delivered by Deutsche Bank National Trust Company in the exercise of the powers and authority conferred and vested in it under and in accordance with the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on behalf on the Separate Interest Trust is made and intended not as personal representations of the Trustee but is made and intended for the purpose of binding only the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2, and (iii) under no circumstances will Deutsche Bank National Trust Company in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach of failure of any obligation, representation, warranty or covenant made or undertaken under this agreement.

Payment on Early Termination. For the purpose of determining a settlement amount in the event of an Early Termination of this Transaction pursuant to Section 6 of the Agreement, the Market Quotation will be calculated by the relevant party (or, if the relevant party is Counterparty, by the Securities Administrator) (notwithstanding anything to the contrary in the Agreement) as if this Transaction were a fixed amortization swap. If on such Early Termination Date the Stated Principal Balance (“the Balance”) of the Reference Loans is greater than or equal to the applicable balance in the Schedule of Notional Amounts (“the Schedule”) attached hereto, then the calculation should be based upon the amounts in the Schedule. If the Balance is less than the applicable amount from the Schedule for the Early Termination Date, then for the purpose of the Early Termination calculation the applicable amount from the Schedule will be reduced to equal the Balance, and the percentage reduction in the Schedule amount will be applied to all subsequent balances on the Schedule.

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that BSFP has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Agreement and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to

Reference Number: FXTMST42A3-Amended Deutsche National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 July 6, 2004

BSFP a facsimile of the fully-executed Agreement to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Robert DeCeglie by telephone at 212-272-5531. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ F. Scott Herman

Name: F. Scott Herman
Title: DCP Manager

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF THE SEPARATE INTEREST TRUST FOR THE THORNBURG MORTGAGE SECURITIES TRUST 2004-2 MORTGAGE LOAN PASS-THROUGH CERTIFICATES, SERIES 2004-2

By: /s/ Brent Hoyler

Name: Brent Hoyler
Title: Associate

hl

Reference Number: FXTMST42A3-Amended
Deutsche National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

SCHEDULE OF NOTIONAL AMOUNTS

		Applicable Notional Amount
From and including	To but excluding	(USD)
Effective Date	7/25/2004	90,924,123.24
7/25/2004	8/25/2004	89,692,026.64
8/25/2004	9/25/2004	88,476,588.83
9/25/2004	10/25/2004	87,277,584.91
10/25/2004	11/25/2004	86,094,793.03
11/25/2004	12/25/2004	84,927,994.32
12/25/2004	1/25/2005	83,776,972.86
1/25/2005	2/25/2005	82,641,515.66
2/25/2005	3/25/2005	81,521,412.57
3/25/2005	4/25/2005	80,416,456.32
4/25/2005	5/25/2005	79,326,442.39
5/25/2005	6/25/2005	78,251,169.04
6/25/2005	7/25/2005	77,190,437.25
7/25/2005	8/25/2005	76,144,050.68
8/25/2005	9/25/2005	75,111,815.64
9/25/2005	10/25/2005	74,093,541.06
10/25/2005	11/25/2005	73,089,038.43
11/25/2005	12/25/2005	72,098,121.80
12/25/2005	1/25/2006	71,120,607.71
1/25/2006	2/25/2006	70,156,315.18
2/25/2006	3/25/2006	69,205,065.70
3/25/2006	4/25/2006	68,266,683.12
4/25/2006	5/25/2006	67,340,993.69
5/25/2006	6/25/2006	66,427,826.01
6/25/2006	7/25/2006	65,527,010.98
7/25/2006	8/25/2006	64,638,381.79
8/25/2006	9/25/2006	63,761,773.87
9/25/2006	10/25/2006	62,897,024.88
10/25/2006	11/25/2006	62,043,974.66
11/25/2006	12/25/2006	61,202,465.21
12/25/2006	1/25/2007	60,372,340.68
1/25/2007	2/25/2007	59,553,447.29
2/25/2007	3/25/2007	58,745,633.37
3/25/2007	4/25/2007	57,948,749.28

Reference Number: FXTMST42A3-Amended
Deutsche National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

		Applicable Notional Amount
From and including	To but excluding	(USD)
4/25/2007	5/25/2007	57,162,647.38
5/25/2007	6/25/2007	56,387,182.06
6/25/2007	7/25/2007	55,622,209.63
7/25/2007	8/25/2007	54,867,588.39
8/25/2007	9/25/2007	54,123,178.50
9/25/2007	10/25/2007	53,388,842.04
10/25/2007	11/25/2007	52,664,442.94
11/25/2007	12/25/2007	51,949,846.97
12/25/2007	1/25/2008	51,244,921.70
1/25/2008	2/25/2008	50,549,536.50
2/25/2008	3/25/2008	49,863,562.49
3/25/2008	4/25/2008	49,186,872.54
4/25/2008	Termination Date	48,519,341.22

BEAR STEARNS FINANCIAL PRODUCTS INC. 383 MADISON AVENUE SUITE 2700 NEW YORK, NEW YORK 10179 212-272-4009

DATE:	July 6, 2004

TO:	Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2
ATTENTION:	Trust Administration-TM0402
TELEPHONE:	714-247-6000
FACSIMILE:	714-247-6485

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Mortgage Derivatives Amended Confirmation and Agreement

REFERENCE NUMBER:	FXTMST42A4

This Confirmation is amended and supersedes all previous Confirmations regarding this Transaction.

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Bear Stearns Financial Products Inc. (“BSFP”) and Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2 (“Counterparty”). This letter agreement constitutes the sole and complete “Confirmation,” as referred to in the Master Agreement specified below, with respect to this Transaction. Terms capitalized but not defined herein shall have the meaning attributed to them in the Pooling and Servicing Agreement dated as of June 1, 2004 among Thornburg Mortgage Home Loans, Inc. as Seller, Greenwich Capital Acceptance Inc. as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Deutsche Bank Trust Company Delaware, as Delaware Trustee and Deutsche Bank National Trust Company, as Trustee and Custodian ( the “Pooling and Servicing Agreement”).

1.	This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of June 30, 2004 between BSFP and Counterparty (the agreement, as amended and

Reference Number:FXTMST42A4-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

supplemented from time to time, being referred to herein as the “Master Agreement”). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

	Notional Amount:	For each Calculation Period the Notional Amount shall equal the lesser of:

(i) the Notional Amount for the applicable Calculation Period, as detailed in the Schedule of Notional Amounts attached hereto, and

ii) the aggregate Stated Principal Balance of the Reference Loans (as defined below) as determined by the Calculation Agent based on the remittance report for the prior Calculation Period, made available on www.corporatetrust.db.com/invr for each Calculation Period of this Transaction.

	Reference Loans:	Ten-year Hybrid Mortgage Loans

	Trade Date:	June 23, 2004

	Effective Date:	June 30, 2004

	Termination Date:	May 25, 2008

Fixed Amounts:

	Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2004 and ending on the Termination Date subject to adjustment in accordance with the Business Day Convention.

Reference Number:FXTMST42A4-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing July 25, 2004 and ending on the Termination Date, with No Adjustment.

Fixed Rate:	3.93%

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	BSFP

Floating Rate Payer Period End Dates:	Same as Fixed Rate Payer Period End Dates

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. Subject to the Payment Netting Provision, each Floating Rate Payer Payment Date shall be one Business Day preceding the related Floating Rate Payer Period End Date.

Payment Netting Provision:	For purposes of Section 2(c) of the Agreement, any amount payable by the Fixed Rate Payer on any Fixed Rate Payer Payment Date (each, a “Relevant Fixed Rate Payer Payment Date”) shall be netted against any amount payable by the Floating Rate Payer on the Floating Rate Payer Payment Date that relates to the Floating Rate Payer Calculation Period that has the same Period End Dates as the Period End Dates for the Fixed Rate Payer Calculation Period to which the Relevant Fixed Rate Payer Payment Date relates even though the Relevant Fixed Rate Payer Payment Date and its related Floating Rate Payer Payment Date may be different dates, and the party with the larger payable amount shall, on such party’s Payment Date, make a payment to the other party in an amount equal to the net difference between the two payable amounts.

Reference Number:FXTMST42A4-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

	Floating Rate for initial Calculation Period:	1.34%

	Floating Rate Option:	USD-LIBOR-BBA

	Designated Maturity:	One month

	Spread:	None

	Floating Rate Day Count Fraction:	Actual/360

	Reset Dates:	The first day of each Calculation Period

	Compounding:	Inapplicable

	Business Days:	New York and Los Angeles

	Business Day Convention:	Following

	Calculation Agent:	BSFP, subject to Part 4(e) of the Schedule to the Master Agreement

3.	Account Details and Settlement Information:	Payments to BSFP:
Citibank, N.A., New York ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:
Deutsche Bank Trust Company Americas
ABA:021001033
A/C# 01419663
Account NYLTD Funds Control/ Stars West
Ref: TM0402-Separate Interest Trust

Reference Number:FXTMST42A4-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

Additional Provisions:

Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this agreement is executed by the Trustee (i) it is executed and delivered by Deutsche Bank National Trust Company in the exercise of the powers and authority conferred and vested in it under and in accordance with the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on behalf on the Separate Interest Trust is made and intended not as personal representations of the Trustee but is made and intended for the purpose of binding only the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2, and (iii) under no circumstances will Deutsche Bank National Trust Company in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach of failure of any

Payment on Early Termination. For the purpose of determining a settlement amount in the event of an Early Termination of this Transaction pursuant to Section 6 of the Agreement, the Market Quotation will be calculated by the relevant party (or, if the relevant party is Counterparty, by the Securities Administrator) (notwithstanding anything to the contrary in the Agreement) as if this Transaction were a fixed amortization swap. If on such Early Termination Date the Stated Principal Balance (“the Balance”) of the Reference Loans is greater than or equal to the applicable balance in the Schedule of Notional Amounts (“the Schedule”) attached hereto, then the calculation should be based upon the amounts in the Schedule. If the Balance is less than the applicable amount from the Schedule for the Early Termination Date, then for the purpose of the Early Termination calculation the applicable amount from the Schedule will be reduced to equal the Balance, and the percentage reduction in the Schedule amount will be applied to all subsequent balances on the Schedule.

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that BSFP has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Reference Number:FXTMST42A4-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

Counterparty hereby agrees to check this Agreement and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Agreement to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Robert DeCeglie by telephone at 212-272-5531. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ F. Scott Herman

Name: F. Scott Herman
Title: DCP Manager

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF THE SEPARATE INTEREST TRUST FOR THE THORNBURG MORTGAGE SECURITIES TRUST 2004-2 MORTGAGE LOAN PASS-THROUGH CERTIFICATES, SERIES 2004-2

By: /s/ Brent Hoyler

Name: Brent Hoyler
Title: Associate

hl

Reference Number:FXTMST42A4-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

SCHEDULE OF NOTIONAL AMOUNTS

		Applicable Notional Amount
From and including	To but excluding	(USD)
Effective Date	7/25/2004	145,853,498.89
7/25/2004	8/25/2004	143,873,892.34
8/25/2004	9/25/2004	141,921,076.64
9/25/2004	10/25/2004	139,994,689.93
10/25/2004	11/25/2004	138,094,375.22
11/25/2004	12/25/2004	136,219,780.32
12/25/2004	1/25/2005	134,370,557.84
1/25/2005	2/25/2005	132,546,365.02
2/25/2005	3/25/2005	130,746,863.76
3/25/2005	4/25/2005	128,971,720.51
4/25/2005	5/25/2005	127,220,606.22
5/25/2005	6/25/2005	125,493,196.27
6/25/2005	7/25/2005	123,789,170.44
7/25/2005	8/25/2005	122,108,212.82
8/25/2005	9/25/2005	120,450,011.76
9/25/2005	10/25/2005	118,814,259.80
10/25/2005	11/25/2005	117,200,653.66
11/25/2005	12/25/2005	115,608,894.13
12/25/2005	1/25/2006	114,038,686.04
1/25/2006	2/25/2006	112,489,738.21
2/25/2006	3/25/2006	110,961,763.38
3/25/2006	4/25/2006	109,454,478.16
4/25/2006	5/25/2006	107,967,603.01
5/25/2006	6/25/2006	106,500,862.13
6/25/2006	7/25/2006	105,053,983.47
7/25/2006	8/25/2006	103,626,698.62
8/25/2006	9/25/2006	102,218,742.81
9/25/2006	10/25/2006	100,829,854.85
10/25/2006	11/25/2006	99,459,777.07
11/25/2006	12/25/2006	98,108,255.25
12/25/2006	1/25/2007	96,775,038.65
1/25/2007	2/25/2007	95,459,879.86
2/25/2007	3/25/2007	94,162,534.86
3/25/2007	4/25/2007	92,882,762.88

Reference Number:FXTMST42A4-Amended
Deutsche Bank National Trust Company, not individually, but solely as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 2004 on behalf of the Separate Interest Trust for the Thornburg Mortgage Securities Trust 2004-2
July 6, 2004

		Applicable Notional Amount
From and including	To but excluding	(USD)
4/25/2007	5/25/2007	91,620,326.42
5/25/2007	6/25/2007	90,374,991.18
6/25/2007	7/25/2007	89,146,526.04
7/25/2007	8/25/2007	87,934,702.96
8/25/2007	9/25/2007	86,739,297.01
9/25/2007	10/25/2007	85,560,086.29
10/25/2007	11/25/2007	84,396,851.89
11/25/2007	12/25/2007	83,249,377.85
12/25/2007	1/25/2008	82,117,451.14
1/25/2008	2/25/2008	81,000,861.58
2/25/2008	3/25/2008	79,899,401.85
3/25/2008	4/25/2008	78,812,867.42
4/25/2008	Termination Date	77,741,056.52